IXION
                              IXION BIOTECHNOLOGY INC.
     NUMBER                 Incorporated Under the Laws of              SHARES
                                the State of Delaware
     IX______                                                      ___________
                             See Reverse for Certain
                                   Definitions
                                                             CUSIP 46600F 10 3


THIS IS TO CERTIFY THAT


is the owner of
    fully paid and non-assessable shares of Common Stock, $.01 par value per share, of

                                IXION BIOTECHNOLOGY, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
     Dated:

     Mary Trew                                       David C. Peck
     Secretary                                       President

                                IXION BIOTECHNOLOGY, INC.

The Corporation is authorized to issue Common Stock

This certificate and the shares represented hereby shall be subject to all of the provisions of the Certificate of Incorporation of this Corporation and of the amendments thereto, by all of which the holder by acceptance hereof is bound. The Corporation will furnish without charge to the holders hereof upon request a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restriction s of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each such class and series. Any such request should be made at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    as tenants in common
TEN ENT    as tenants by the entireties
JT TEN     as joint tenants with right of
           survivorship and not as tenants
           in common
                             UNIF GIFT MIN ACT        (Cust) Custodian (Minor)
                                                 Under Uniform Gifts to Minors
                                                 Act (State)
                         UNIF TRF MIN ACT         (Cust) Custodian (until age)
                                               (Minor) under Uniform Transfers
                                                to Minors Act (State)

     Additional abbreviations may also be used though not in the above list.


For value received, __________________________________ hereby sell, assign and transfer unto

Please insert Social Security or Other
Identifying Number or Assignee

_______________________________________________________________________

_______________________________________________________________________

________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________Attorney
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ____________________            Signature(s):__________________________



                                     Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed: ____________________________________________________

                       The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan association and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15. Guarantees by a notary public are not acceptable.